DEBTOR(S):	Midway Gold US Inc.		**MONTHLY OPERATING REPORT** CHAPTER 11
CASE NUMBER:	15-16835		

Form 2-A
COVER SHEET

For Period End Date: 11/30/2016

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 12/30/2016 **Print Name:** Dan Brosious

Signature: [signature]

Title: Chief Restructuring Officer

Rev. 12/30/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

11/1/2016 to 11/30/2016 Month 11-16

CASH FLOW SUMMARY 11/30/2016	Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. **Beginning Cash Balance**	$ 90,026	19,046,843	89,232	-	100	0	100	1,069	882	631	499,044	-	-	-	19,727,927
2. Cash Receipts															
Sales	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Sale of Assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	- [2]
Miscellaneous	-	625	-	-	-	38,394	-	1,580	-	-	-	-	-	-	40,599
Total Cash Receipts	$ 0	625	0	-	0	38,394	0	1,580	-	-	-	-	-	-	40,599
3. Cash Disbursements															
Operations	(763)	(52,157)	(62,716)	-	-	-	-	-	-	-	-	-	-	-	(115,636)
Debt Service/Secured loan payment	-	-	-	-	-	(38,394)	-	-	-	-	-	-	-	-	(38,394)
Professional fees/U.S. Trustee fees	(11,934)	(284,355)	-	-	-	-	-	-	-	-	-	-	-	-	(296,288)
Professional fees paid from retainer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	- [2]
Total Cash Disbursements	$ (12,697)	(336,512)	(62,716)	-	0	(38,394)	0	0	-	-	0	-	-	-	(450,318)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(12,697)	(335,887)	(62,716)	-	-	0	-	1,580	-	-	0	-	-	-	(409,720)
5 **Ending Cash Balance (to Form 2-C)**	$ 77,329	18,710,956	26,516	-	100	0	100	2,649	882	631	499,044	-	-	-	19,318,207

CASH BALANCE SUMMARY

	Financial Institution	Balance 30-Nov-16
MDW Corp	TD Canada Trust (CAD)	$ 77,329 [4]
Midway Gold US	Wells Fargo N.A.	18,710,956
Midway Services Company	Wells Fargo N.A.	26,516
Nevada Talon	Wells Fargo N.A.	631
Realty	Wells Fargo N.A.	499,044
RR Exploration	Wells Fargo N.A.	882
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	0
MDW Pan LLP	BNY Mellon	0
MDW Gold Rock LLP	Wells Fargo N.A.	2,649
		$ 19,318,770 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $20,161.25
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period 6/22/2015 to 11/30/2016

CASH FLOW SUMMARY 11/30/2016		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	21,955,167	-	-	-	-	-	-	-	-	21,955,167
Sale of Assets		-	29,861,449	-	-	-	-	-	-	-	-	500,732	-	-	-	30,362,182
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		484,818	5,896,588	4,910,000	-	5,019,208	404,872	715,208	715,000	145,500	53,000	6,500	-	-	-	18,350,695 [2]
Miscellaneous		62,847	900,304	76,150	-	-	679,419	-	2,180	-	-	-	-	-	-	1,720,900
Total Cash Receipts	$	547,665	36,658,342	4,986,150	-	5,019,208	23,039,458	715,208	717,180	145,500	53,000	507,232	-	-	-	72,388,944
3. Cash Disbursements																
Operations		(301,356)	(3,120,216)	(5,014,696)	-	(208)	(10,665,537)	(208)	(695,381)	(146,750)	(50,662)	(9,168)	-	-	-	(20,004,184)
Debt Service/Secured loan payment		-	-	-	-	-	(5,890,616)	-	-	-	-	-	-	-	-	(5,890,616)
Professional fees/U.S. Trustee fees		(233,964)	(7,839,100)	(29,575)	-	-	(1,478,367)	-	(22,644)	(2,600)	(2,625)	(1,950)	-	-	-	(9,610,826)
Professional fees paid from retainer		(20,174)	-	-	-	-	-	-	-	-	-	-	-	-	-	(20,174)
Intercompany Transfer		(195,288)	(7,002,581)	-	-	(5,019,000)	(5,424,081)	(715,000)	-	-	-	-	-	-	-	(18,355,950) [2]
Total Cash Disbursements	$	(750,783)	(17,961,897)	(5,044,271)	-	(5,019,208)	(23,458,601)	(715,208)	(718,025)	(149,351)	(53,287)	(11,118)	-	-	-	(53,881,750)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(203,118)	18,696,445	(58,122)	-	-	(419,143)	-	(845)	(3,851)	(287)	496,114	-	-	-	18,507,193
5 Ending Cash Balance (to Form 2-C)	$	77,329	18,710,956	26,516	-	100	0	100	2,649	882	631	499,044	-	-	-	19,318,208

CASH BALANCE SUMMARY

	Financial Institution	Book Balance 30-Nov-16	Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 77,329 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	18,710,956	14,511
Midway Services Company	Wells Fargo N.A.	26,516	84,638
Nevada Talon	Wells Fargo N.A.	631	919
Realty	Wells Fargo N.A.	499,044	2,930
RR Exploration	Wells Fargo N.A.	882	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Rev. 8/31/2016	0	382,665
MDW Pan LLP	BNY Mellon	0	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	2,649	3,494
		$ 19,318,770 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $20,161.25
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

Rev. 12/30/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

11/1/2016 to 11/30/2016 Month 11-16

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(336,512)	-	(336,512)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(12,697)	-	(12,697)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	-	-	-
15-16839	RR Exploration	One Wells Fargo	-	-	-
15-16840	Midway Services Co.	One Wells Fargo	(62,716)	-	(62,716)
15-16841	Nevada Talon, LLC	One Wells Fargo	-	-	-
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	(38,394)	-	(38,394) -
15-16844	MDW Gold Rock, LLP	One Wells Fargo	-	-	-
15-16845	Midway Gold Realty	One Wells Fargo	-	-	-
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		**(450,318)**	**0**	**(450,318)**

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 11/1/2016 to 11/30/2016

CASH RECEIPTS DETAIL
(attach additional sheets as necessary)

Account No: Includes all debtor accounts

Date	Payer	Entity	Description		Amount (USD$)
11/28/2016	Marsh Refund	2	Miscellaneous		505.00
11/30/2016	Wells Fargo	2	Miscellaneous		119.88
11/29/2016	Nevada Sales and Use Tax Refund	19	Miscellaneous		38,057.53
11/29/2016	US Treasury Refund	19	Miscellaneous		336.10
11/29/2016	BLM	20	Miscellaneous		1,580.01
			Total Sales	$	0.00
			Total Intercompany Transfers	$	0.00
			Total Sale of Assets	$	0.00
			Total Miscellaneous	$	40,598.52
			Total Cash Receipts	$	**40,598.52** [1]

Rev. 12/30/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 11/1/2016 to 11/30/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	11/11/2016	953	Ernst & Young	$	-11,570.97
21	11/17/2016	fees		$	-14.06
21	11/18/2016	954	Computershare	$	-749.18
21	11/23/2016	955	DLA Piper Canada	$	-362.82
2	11/1/2016	145310	Mt. Wheeler Power	$	-32.79
2	11/1/2016	145311	Suburban Propane	$	-50.00
2	11/1/2016	145312	Teresa Gustine	$	-414.99
2	11/4/2016	145313	ISC dba Venture Tech	$	-7,017.41
2	11/4/2016	145314	Teresa Gustine	$	-475.00
2	11/4/2016	160063	Gavin/Solmonese	$	-959.23
2	11/4/2016	160066	Squire Patton Boggs	$	-142,290.22
2	11/4/2016	160064	Sender Wasserman	$	-30,597.60
2	11/4/2016	160065	FTI Consulting	$	-43,602.55
2	11/4/2016	16067	Gavin/Solmonese	$	-507.94
2	11/4/2016	16068	Cooley	$	-24,172.66
2	11/4/2016	160062	Cooley	$	-37,319.51
2	11/11/2016	6389	Tonopah Public Utilities	$	-73.70
2	11/11/2016	6388	Cyoptions	$	-1,225.00
2	11/11/2016	145318	Teresa Gustine	$	-450.00
2	11/11/2016	145317	Sharon R. Rigby	$	-12,800.00
2	11/11/2016	145316	Firmex Corp	$	-950.00
2	11/11/2016	145319	IMA Inc-Colorado Division	$	-12,500.00
2	11/14/2016		October fees	$	-644.12
2	11/18/2016	145321	EPIQ Systems	$	-4,904.87
2	11/18/2016	145322	Teresa Gustine	$	-375.00
2	11/18/2016	160067	Pitney Bowes	$	-85.03
2	11/18/2016	160067	Pitney Bowes	$	-116.55
2	11/18/2016	160067	Pitney Bowes	$	-110.25
2	11/23/2016	6390	Enterprise Damage Rec Unit	$	-814.58
2	11/23/2016	6391	Eureka Town Water and Sewer	$	-66.42
2	11/23/2016	6392	Western Oilfields Supply	$	-7,715.46
2	11/23/2016	6393	Tab Products CO LLC	$	-61.56
2	11/23/2016	145323	Ausenco Engineering USA South	$	-954.94
2	11/23/2016	145324	Envirocare	$	-400.00
2	11/23/2016	145325	SRK Consulting	$	-4,292.89
2	11/25/2016	145327	Teresa Gustine	$	-414.99
2	11/25/2016	6394	Pitney Bowes	$	-116.55
16	11/1/2016		Rocky Mountain Reserve	$	-38.46
16	11/4/2016	145315	Vision Services Plan	$	-23.79

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 11/1/2016 to 11/30/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
16	11/8/2016		Paycom	$	-52,542.53
16	11/10/2016	1093	United Healthcare - Duluth	$	-3,450.69
16	11/16/2016		Rocky Mountain Reserve	$	-38.46
16	11/16/2016		Principal	$	-423.08
16	11/16/2016		Principal	$	-423.08
16	11/21/2016		Paycom	$	-5,642.55
16	11/21/2016		Rocky Mountain Reserve	$	-38.46
16	11/21/2016		Rocky Mountain Reserve	$	-56.25
16	11/29/2016		Rocky Mountain Reserve	$	-38.46
19	11/29/2016		CBA	$	-38,393.63
			Total Cash Disbursements	**$**	**-450,318.28** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 12/30/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 11/30/2016

		CONSOLIDATED November 30, 2016 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		19,318,770	811,577
Accounts Receivable		76,658	201,443
Inventory		0	20,105,452
Prepaid		1,432,789	3,871,105
Other Current Assets		6,297	102,495
Total Current Assets		20,834,514	25,092,072
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		23,831	132,722,845
Reclamation Deposits		42	3,744,642
Mineral Properties		0	18,029,003
Other Long Term Assets		80,601	98,248
Total Long Term Assets		104,849	154,595,113
Total Assets		20,939,363	179,687,185
Current Liabilities			
Accounts Payable - Pre-Petition		(18,494,475)	(21,646,032)
Accounts Payable - Post-Petition		(257,788)	0
Reclamation and Remediation		0	(8,715)
Other Short Term Liabilities		(162,487)	(265,260)
Short Term Debt		(49,611,675)	(51,673,880)
Total Current Liabilities		(68,526,425)	(73,593,887)
Long Term Liabilities			
Reclamation and Remediation		0	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		0	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		(65)	(8,790,960)
Total Liabilities		(68,526,490)	(82,384,847)
Redeemable Preferred Stock		(59,953,067)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital		0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		143,462,954	25,463,917
Accumulated Deficit		131,265,576	98,804,366
Total Shareholder's Equity		107,540,194	(42,920,053)
Liability and Equity		(20,939,363)	(179,687,185)

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 11/1/2016 to 11/30/2016

	CONSOLIDATED November 2016 Actual		CONSOLIDATED September 2016 [1] Actual (Accum Post-Petition)
Revenue			
Sales	0		(21,952,883)
Total Revenue	0		(21,952,883)
Cost of Sales			
Cost of Goods Sold	0		16,906,275
Depreciation	0		7,762,294
Inventory Write-Down	0		10,387,265
Total Cost of Sales	0		35,055,834
Accretion	0		368,547
Mineral exploration expenditures	0		1,033,960
Impairment of Long Lived Assets	0		126,249,499
General & Administrative			
Consulting	16,432		2,926,196
Depreciation - CGA	3,084		266,920
Interest and bank charges	0		20,774
Legal, audit and accounting	114,822		4,484,793
Office & administrative	85,683		1,258,522
Salaries and benefits	16,538		1,978,401
Transfer agent and filing fees	738		56,029
Travel	73		11,746
Investor relations	671		67,259
Total General & Administrative	238,041		11,070,639
Total Operating Costs	238,041		173,778,478
Foreign exchange (gain) loss	(1)		738
Other income	(2,774)		1,477,468
(Gain) loss on disposal of PP&E	0		(10,446,675)
Interest and investment income	(133)		(1,592)
Total Other (Income) Expense	(2,908)		(8,970,060)
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	235,133		146,683,947
Income tax recovery	0		0
Net Income	235,133		146,683,947

[1] Accumulated totals include all revenue and expenses since the petition date.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 11/1/2016 to 11/30/2016

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$4,952	$7,676	$12,099	$528
Employee FICA taxes withheld	891	1,059	1,719	231
Employer FICA taxes	753	782	1,304	231
Unemployment taxes				
Other:________				
State				
Sales, use & excise taxes				
Unemployment taxes				
Other:________				
Local				
Personal property taxes				
Real property taxes				
Other:________				
			Total unpaid post-petition taxes	$990

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation	Federal INS	$1,000,000	2/1/2017	2/1/2017
General liability	Federal INS	1,000,000	2/1/2017	2/1/2017
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/31/2016	8/31/2016
Vehicle	Federal INS	1,000,000	2/1/2017	2/1/2017
Other (list): Umbrella Liability	Federal INS	25,000,000	2/1/2017	2/1/2017
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/17/2016	7/17/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES
For Period: 11/1/2016 to 11/30/2016

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ 64,702	$ -	$ -	$ -	$ 64,702
Post-petition receivables	11,956				11,956
Total	$ 76,658	$ -	$ -	$ -	$ 76,658

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 118,976	$ 12,402	$ 29,057	$ 69,586	$ 230,020
Other Payables	27,768	-	-	-	27,768
Total	$ 146,743	$ 12,402	$ 29,057	$ 69,586	$ 257,788

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (79,000)	$ (142,290)	7/17/2015	$ (24,322)
Debtor Local Counsel - S&W	25,000	(2,000)	(30,598)	7/16/2015	23,000
Debtor Canadian Counsel - DLA Piper	-	-	(363)	N/A	-
Canadian Information Officer - E&Y	40,196	-	(11,570)	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	-	-	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(19,000)	(43,603)	7/24/2015	78,404
Investment Bank - Moelis	-	-	-	11/6/2015	-
Lender's Counsel - Luskin Stern	-		-	N/A	-
Lender's Local Counsel - Fairfield & Woods	-	-	-	N/A	-
Lender's Financial Advisor - RPA	50,000	-	-	N/A	50,000
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(14,849)	(61,492)	8/14/2015	(14,849)
UCC Financial Advisor - Gavin Solmonese	-	(648)	(1,467)	8/19/2015	(648)
Epiq	10,947	(3,568)	(4,905)	7/23/2015	7,379
Total	$ 278,225	$ (119,065)	$ (296,288)		$ 159,160

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
FTI Consulting	CRO and Temporary Staff	Professional Fees and Expenses	$ 43,603

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. 21 CASE NO: 15-16836

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2016

Month	Year 11/30/2016		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	13,018				
February	2016		98,053				
March	2016		12,254				
TOTAL 1st Quarter		$	123,325.37	$	975	6275	4/29/2016
April	2016	$	5,419				
May	2016		27,487				
June	2016		6,095				
TOTAL 2nd Quarter		$	39,001.10	$	650	6330	7/22/2016
July	2016	$	12,607				
August	2016		6,649				
September	2016		3,374				
TOTAL 3rd Quarter		$	22,629.66	$	650	6387	10/24/2016
October	2016	$	2,860				
November	2016		12,697		650		
December			0				
TOTAL 4th Quarter		$	15,557.26	$	650		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. CASE NO: 15-16835
2

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	864,206				
February	2016		645,479				
March	2016		961,725				
TOTAL 1st Quarter		$	2,471,409.25	$	9,750	6270	4/29/2016
April	2016	$	695,708				
May	2016		1,129,571				
June	2016		773,316				
TOTAL 2nd Quarter		$	2,598,595.23	$	9,750	6336	7/22/2016
July	2016	$	892,469				
August	2016		307,719				
September	2016		795,225				
TOTAL 3rd Quarter		$	1,995,412.89	$	6,500	6386	10/24/2016
October	2016	$	227,054				
November	2016		336,512		4,875		
December			0				
TOTAL 4th Quarter		$	563,565.35	$	4,875		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company 16 — CASE NO: 15-16840

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	330,290			
February	2016		277,525			
March	2016		410,341			
TOTAL 1st Quarter		$	1,018,155.30 $	6,500	1082	4/29/2016
April	2016	$	279,848			
May	2016		657,219			
June	2016		111,941			
TOTAL 2nd Quarter		$	1,049,008.57 $	6,500	1089	7/22/2016
July	2016	$	68,940			
August	2016		88,060			
September	2016		44,775			
TOTAL 3rd Quarter		$	201,775.31 $	1,625	1092	10/24/2016
October	2016	$	46,667			
November	2016		62,716	975		
December			0			
TOTAL 4th Quarter		$	109,383.14 $	975		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC
13

CASE NO: 15-16846

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	6271	4/29/2016
April	2016	$	0				
May	2016		0				
June	2016		0				
TOTAL 2nd Quarter		$	0.00	$	325	6337	7/22/2016
July	2016	$	0				
August	2016		0				
September	2016		0				
TOTAL 3rd Quarter		$	0.00	$	325	6381	10/24/2016
October	2016	$	0				
November	2016		0		325		
December			0				
TOTAL 4th Quarter		$	0.00	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14

CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 11/30/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0			
February	2016		0			
March	2016		0			
TOTAL 1st Quarter		$	0.00	$ 325	2848	4/29/2016
April	2016	$	208			
May	2016		0			
June	2016		0			
TOTAL 2nd Quarter		$	208.45	$ 325	6332	7/22/2016
July	2016	$	0			
August	2016		0			
September	2016		0			
TOTAL 3rd Quarter		$	0.00	$ 325	6385	10/24/2016
October	2016	$	0			
November	2016		0	325		
December			0			
TOTAL 4th Quarter		$	0.00	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more.........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP 19 | CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	1,187,170			
February	2016		997,332			
March	2016		912,734			
TOTAL 1st Quarter		$	3,097,236.26 $	10,400	2847	4/29/2016
April	2016	$	740,659			
May	2016		495,864			
June	2016		151,815			
TOTAL 2nd Quarter		$	1,388,337.56 $	6,500	6335	7/22/2016
July	2016	$	59,726			
August	2016		5,729,423			
September	2016		4,895			
TOTAL 3rd Quarter		$	5,794,043.79 $	13,000	6382	10/24/2016
October	2016	$	134,451			
November	2016		38,394	1,625		
December			0			
TOTAL 4th Quarter		$	172,844.93 $	1,625		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15 | CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0			
February	2016		0			
March	2016		0			
TOTAL 1st Quarter		$	0.00	$ 325	1088	4/29/2016
April	2016	$	208			
May	2016		0			
June	2016		0			
TOTAL 2nd Quarter		$	208.45	$ 325	1093	7/22/2016
July	2016	$	0			
August	2016		0			
September	2016		0			
TOTAL 3rd Quarter		$	0.00	$ 325	1097	10/24/2016
October	2016	$	0			
November	2016		0	325		
December			0			
TOTAL 4th Quarter		$	0.00	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP 20 CASE NO: 15-16844

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	285,991				
February	2016		25,307				
March	2016		14,947				
TOTAL 1st Quarter		$	326,244.36	$	4,875	1087	4/29/2016
April	2016	$	7,885				
May	2016		3,439				
June	2016		99				
TOTAL 2nd Quarter		$	11,422.40	$	325	1094	7/22/2016
July	2016	$	650				
August	2016		0				
September	2016		927				
TOTAL 3rd Quarter		$	1,577.00	$	325	1098	10/24/2016
October	2016	$	651				
November	2016		0		325		
December			0				
TOTAL 4th Quarter		$	651.11	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration   CASE NO: 15-16839
10

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	642			
February	2016		0			
March	2016		1,525			
TOTAL 1st Quarter		$	2,167.40	$ 325	3436	4/29/2016
April	2016	$	675			
May	2016		0			
June	2016		1,375			
TOTAL 2nd Quarter		$	2,050.00	$ 325	3438	7/22/2016
July	2016	$	325			
August	2016		26			
September	2016		1,400			
TOTAL 3rd Quarter		$	1,751.28	$ 325	3443	10/24/2016
October	2016	$	325			
November	2016		0	325		
December			0			
TOTAL 4th Quarter		$	325.34	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 11/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	670				
February	2016		0				
March	2016		150				
TOTAL 1st Quarter		$	819.74	$	325	1063	4/29/2016
April	2016	$	499				
May	2016		0				
June	2016		1,375				
TOTAL 2nd Quarter		$	1,874.00	$	325	1066	7/22/2016
July	2016	$	675				
August	2016		0				
September	2016		1,375				
TOTAL 3rd Quarter		$	2,050.00	$	325	1069	10/24/2016
October	2016	$	325				
November	2016		0		325		
December			0				
TOTAL 4th Quarter		$	325.26	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999.....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999.....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty 9 CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	881				
February	2016		789				
March	2016		167				
TOTAL 1st Quarter		$	1,837.03	$	325	2112	4/29/2016
April	2016	$	699				
May	2016		156				
June	2016		77				
TOTAL 2nd Quarter		$	931.96	$	325	2114	7/22/2016
July	2016	$	402				
August	2016		353				
September	2016		25				
TOTAL 3rd Quarter		$	780.32	$	325	2116	10/24/2016
October	2016	$	325				
November	2016		0		325		
December			0				
TOTAL 4th Quarter		$	325.00	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0			
February	2016		0			
March	2016		0			
TOTAL 1st Quarter		$	0.00	$ 325	6272	4/29/2016
April	2016	$	0			
May	2016		0			
June	2016		0			
TOTAL 2nd Quarter		$	0.00	$ 325	6333	7/22/2016
July	2016	$	325			
August	2016		0			
September	2016		0			
TOTAL 3rd Quarter		$	325.00	$ 325	6380	10/24/2016
October	2016	$	0			
November	2016		0	325		
December			0			
TOTAL 4th Quarter		$	0.00	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. 7 CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	6273	4/29/2016
April	2016	$	0				
May	2016		0				
June	2016		0				
TOTAL 2nd Quarter		$	0.00	$	325	6334	7/22/2016
July	2016	$	0				
August	2016		0				
September	2016		0				
TOTAL 3rd Quarter		$	0.00	$	325	6384	10/24/2016
October	2016	$	0				
November	2016		0		325		
December			0				
TOTAL 4th Quarter		$	0.00	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8 CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$ 0			
February	2016	0			
March	2016	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6274	4/29/2016
April	2016	$ 0			
May	2016	0			
June	2016	0			
TOTAL 2nd Quarter		$ 0.00	$ 325	6331	7/22/2016
July	2016	$ 0			
August	2016	0			
September	2016	0			
TOTAL 3rd Quarter		$ 0.00	$ 325	6383	10/24/2016
October	2016	$ 0			
November	2016	0	325		
December		0			
TOTAL 4th Quarter		$ 0.00	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-G
NARRATIVE
For Period Ending: 11/30/2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of November 1, 2016 through November 30, 2016. Significant events occurring after this period will be reported in the subsequent monthly operating report unless otherwise indicated below.

Administrative Case

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

On November 8, 2016, the Court entered an order, *nunc pro tunc* to October 15, 2016, extending the period to solicit acceptances of a plan under 11 U.S.C. § 1121(d) from October 15, 2016 to January 15, 2017.

On November 11, 2016, the following fifth interim fee applications were filed by Debtors' professionals for the period of July 1, 2016 to September 30, 2016: (1) Sender Wasserman Wadsworth, P.C. for fees in the amount of $40,251.00 and expenses of $409.35; (2) Squire Patton Boggs (US) for fees in the amount of $237,502.50 and expenses of $4,782.851 (3) FTI Consulting, Inc. for fees in the amount of $51,191.50 and expenses of $709.48; and (4) Moelis & Company LLC for fees in the amount of $0.00 and expenses of $450.35. Moelis & Company LLC reserved its right to seek additional fees for this period. The Court granted the above interim applications in their entirety on November 30, 2016.

Consistent with the Court's *Order Granting the Motion of Debtors and Debtors in Possession for an Order Pursuant to 11 U.S.C. § 105(a) and Fed. R. Bankr. P. 9019 Authorizing the Settlement agreement Between the Debtors and RBC Dominion Securities, Inc.*, the Debtors withdrew their *Motion for Entry of Order Rejecting Executory Contract with RBC Dominion Securities Inc. Pursuant to Section 365(a) of the Bankruptcy Code and for Disgorgement of Retainer Fees* because RBC Dominion Securities, Inc. performed its obligations under the settlement agreement approved by the Court.

Debtors continue to make efforts to liquidate their remaining assets.

Adversary Proceeding

In the adversary proceeding styled, *EPC Services Company v. Midway Gold US Inc., et al.*, adversary proceeding number 16-1172 MER, Jacobs Field Services North America, Inc. and Commonwealth Bank of Australia have submitted briefs in connection with Commonwealth Bank of Australia's motion to dismiss certain claims. The motion to dismiss is pending before the Court. Resolution of these matters may impact Debtors' current proposed plan of liquidation.

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]3265	$14,316,287.75	$505.00	-$467,903.32	$13,848,889.43

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/28	505.00	Deposit Made In A Branch/Store
		$505.00	**Total electronic deposits/bank credits**
		$505.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/01	2,500.00	WT Fed#06614 Clark County Credi /Ftr/Bnf=Angel Lyons Srf# IN16110107442442 Trn#161101071719 Rfb# 000000736
	11/01	497.78	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	11/04	7,492.41	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	11/04	959.23	WT Fed#00098 PNC Bank, National /Ftr/Bnf=Gavin Solmonese LLC Srf# IN16110317135057 Trn#161104000543 Rfb# 000000738
	11/04	142,290.22	WT Fed#00174 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN16110317172068 Trn#161104000547 Rfb# 000000741
	11/04	30,597.60	WT Fed#00099 Vectra Bk Colorado /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# IN16110317144916 Trn#161104000541 Rfb# 000000739
	11/04	43,602.55	WT Fed#00103 Bank of America /Ftr/Bnf=Fti Consulting Inc Srf# IN16110317161269 Trn#161104000546 Rfb# 000000740
	11/04	507.94	WT Fed#05499 PNC Bank, National /Ftr/Bnf=Gavin Solmonese LLC Srf# IN16110321000814 Trn#161104057565 Rfb# 000000742

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	Posted date	Amount	Transaction detail
	11/04	24,172.66	WT Seq#57564 Cooley, LLP, Operating /Bnf=Cooley LLP Srf# IN16110321012883 Trn#161104057564 Rfb# 000000743
	11/04	37,319.51	WT Seq#00540 Cooley, LLP, Operating /Bnf=Cooley LLP Srf# IN16110317125819 Trn#161104000540 Rfb# 000000737
	11/10	13,250.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	11/14	644.12	Client Analysis Srvc Chrg 161110 Svc Chge 1016 000006198288265
	11/14	12,500.00	WT Fed#00342 Citywide Bank /Ftr/Bnf=Ima, Inc Srf# IN16111015032212 Trn#161114000817 Rfb# 000000746
	11/14	950.00	WT Fed#00356 Royal Bank of Cana /Ftr/Bnf=Firmex Corp Srf# IN16111015021720 Trn#161114000846 Rfb# 000000745
	11/18	4,904.87	WT Fed#05526 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# IN16111715512706 Trn#161118058743 Rfb# 000000747
	11/18	40,619.51	WT Fed#05527 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN16111715521502 Trn#161118058745 Rfb# 000000748
	11/18	375.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	11/21	85.03	Pitney Bowes Pitney1 161118 0016953159 Midway Gold US Inc N/A
	11/21	110.25	Pitney Bowes Pitney2 161118 0016953159 Midway Gold US Inc N/A
	11/21	116.55	Pitney Bowes Pitney2 161118 0016953377 Midway Gold US Inc N/A
	11/22	414.99	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	11/22	5,647.83	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	11/30	33.60	Pitney Bowes Pitney2 161129 0016953159 Midway Gold US Inc N/A
	11/30	33.60	Pitney Bowes Pitney2 161129 0016953159 Midway Gold US Inc N/A
	11/30	49.35	Pitney Bowes Pitney2 161129 0016953377 Midway Gold US Inc N/A
		$369,674.60	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
	52,500.00	11/01	6377 *	3,500.00	11/08	6384	325.00	11/07
	175.00	11/08	6379 *	132.78	11/07	6385	325.00	11/07
	73.70	11/22	6380	325.00	11/07	6386	6,500.00	11/07
6350	814.58	11/28	6381	325.00	11/07	6387	650.00	11/07
6371 *	5,500.00	11/01	6382	13,000.00	11/07	6388	1,225.00	11/21
6372	4,750.00	11/08	6383	325.00	11/07	6392 *	7,715.46	11/30
6374 *	67.20	11/02						
	$98,228.72	**Total checks paid**						

* Gap in check sequence.

$467,903.32	**Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
10/31	14,316,287.75	11/07	13,946,372.87	11/18	13,864,704.37
11/01	14,255,289.97	11/08	13,937,947.87	11/21	13,863,167.54
11/02	14,255,222.77	11/10	13,924,697.87	11/22	13,857,031.02
11/04	13,968,280.65	11/14	13,910,603.75	11/28	13,856,721.44

WELLS FARGO

Daily ledger balance summary (continued)

Date	Balance	Date	Balance	Date	Balance
11/30	13,848,889.43				

Average daily ledger balance **$13,933,195.05**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

Account number: [redacted]3489 ■ November 1, 2016 - November 30, 2016 ■

WELLS FARGO

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]3489	$956.58	$0.00	-$325.26	$631.32

Debits

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
1068	0.26	11/07	1069	325.00	11/07

$325.26 **Total checks paid**

$325.26 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
10/31	956.58	11/07	631.32

Average daily ledger balance **$696.37**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

Account number [redacted]3422 ■ November 1, 2016 - November 30, 2016 ■

WELLS FARGO

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]3422	$499,368.75	$0.00	-$325.00	$499,043.75

Debits

Checks paid

Number	*Amount*	*Date*
2116	325.00	11/07

$325.00	**Total checks paid**
$325.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
10/31	499,368.75	11/07	499,043.75

Average daily ledger balance **$499,108.75**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

Account number: [redacted]1724 ■ November 1, 2016 - November 30, 2016 ■

WELLS FARGO

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1724	$1,207.42	$0.00	-$325.34	$882.08

Debits

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
3442	0.34	11/07	3443	325.00	11/07

$325.34 **Total checks paid**

$325.34 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
10/31	1,207.42	11/07	882.08

Average daily ledger balance **$947.14**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

Account number: [redacted]2618 ■ November 1, 2016 - November 30, 2016 ■

WELLS FARGO

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]318	$363.00	$0.00	$0.00	$363.00

Daily ledger balance summary

Date	*Balance*
10/31	363.00

Average daily ledger balance **$363.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

Account number: [redacted]1461 ■ November 1, 2016 - November 30, 2016 ■

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1461	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
10/31	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

Account number: [redacted]1446 ■ November 1, 2016 - November 30, 2016 ■

WELLS FARGO

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1446	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
10/31	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

Account number: [redacted]1479 ■ November 1, 2016 - November 30, 2016 ■

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1479	$90,856.71	$0.00	-$64,340.81	$26,515.90

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/01	38.46	Rocky Mtn Res Cu Plan Fundi 161101 Rmrmwg Midway Services Comp
	11/07	23.79	Vsp Payment Ebillpymts 161104 1423842 Midway Services Compan
	11/08	52,542.53	WT Fed#05009 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16110806495446 Trn#161108061212 Rfb# 000000744
	11/10	3,450.69	Unitedhealthcare Billing 033992101359 \Iea*1*161108151\
	11/16	38.46	Rocky Mtn Res Cu Plan Fundi 161116 Rmrmwg Midway Services Comp
	11/16	423.08	Principal Peris Plic-Peris 4-5899300000667 Wells Fargo Payroll
	11/16	423.08	Principal Peris Plic-Peris 4-5899300000471 Wells Fargo Payroll
	11/21	5,642.55	WT Fed#04976 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16112112370167 Trn#161121159246 Rfb# 000000749
	11/21	38.46	Rocky Mtn Res Cu Plan Fundi 161121 Rmrmwg Midway Services Comp
	11/21	56.25	Rocky Mtn Res Op Client Fee 161121 Rmrmwg Midway Services Comp
	11/29	38.46	Rocky Mtn Res Cu Plan Fundi 161129 Rmrmwg Midway Services Comp
		$62,715.81	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*
1092	1,625.00	11/07

$1,625.00	**Total checks paid**
$64,340.81	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
10/31	90,856.71	11/08	36,626.93	11/21	26,554.36
11/01	90,818.25	11/10	33,176.24	11/29	26,515.90
11/07	89,169.46	11/16	32,291.62		

Average daily ledger balance **$44,443.83**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

WELLS FARGO

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1420	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
10/31	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

WELLS FARGO

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1453	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
10/31	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

WELLS FARGO

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1495	$0.00	$38,393.63	-$38,393.63	$0.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/28	38,393.63	Deposit Made In A Branch/Store
		$38,393.63	**Total electronic deposits/bank credits**
		$38,393.63	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/29	38,393.63	WT Fed#04556 Bank of NEW York M /Ftr/Bnf=Commonwealth Bank of Australia, NEW Srf# Trn#161129046116 Rfb#
		$38,393.63	**Total electronic debits/bank debits**
		$38,393.63	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
10/31	0.00	11/28	38,393.63	11/29	0.00

Average daily ledger balance **$1,279.78**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

WELLS FARGO

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1487	$1,720.09	$1,580.01	-$651.11	$2,648.99

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/29	1,580.01	Deposit Made In A Branch/Store
		$1,580.01	**Total electronic deposits/bank credits**
		$1,580.01	**Total credits**

Debits

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
1096	1.11	11/07	1097	325.00	11/09	1098	325.00	11/07

$651.11	**Total checks paid**
$651.11	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
10/31	1,720.09	11/09	1,068.98	11/29	2,648.99
11/07	1,393.98				

Average daily ledger balance **$1,315.36**

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

TD

BURNABY CENTRE BRANCH
1933 WILLINGDON AVE
BURNABY, BC V5C 5J3

TD Canada Trust

Tel: 1-866-222-3456
TTY: 1-800-361-1180

TDCDA11100_4879086_007 E U 09656 00133

MIDWAY GOLD CORP.
8310 SOUTH VALLEY HWY SUITE 280
ENGLEWOOD CO 80112 USA

Statement of Account		Account Type	Statement From - To
Branch No.	Account No.	CURRENT ACCOUNT	OCT 31/16 - NOV 30/16
9656	[redacted]6025		

DESCRIPTION	CHEQUE/DEBIT	DEPOSIT/CREDIT	DATE	BALANCE
BALANCE FORWARD			OCT31	39,173.76
CIPS CREDIT INTEREST		17.37	NOV01	39,191.13
CHQ#00952-2300058590	2,012.12		NOV10	37,179.01
IWPN CHARGES	5.00		NOV21	
CMS-BR/PT FEES	30.00		NOV21	37,144.01
SERVICE CHARGE	1.25		NOV30	37,142.76

1 CHQ ENCLOSED NEXT STATEMENT DATE IS DEC 30/16
MONTHLY AVER. CR. BAL. $37,770.93
MONTHLY MIN. BAL. $37,142.76
DEP CONTENT- CASH 0 ITEMS 0 UNC BATCH 0

	No.	Amount
Credits	1	17.37
Debits	4	2,048.37

-
-
-

Please ensure that you report in writing any errors or irregularities found within this statement within 30 days of the statement date. If you do not, the statement of account shall be conclusively deemed correct except for any amount credited to the account in error.

Accounts issued by: **THE TORONTO-DOMINION BANK**

552208 (0120II)

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00058486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2016	

Balance per Bank Statement	13,848,889.43
Add Pending Deposits	.00
Less Outstanding Checks	127.98-
	13,848,761.45
Balance per General Ledger	13,848,761.45
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Eureka Town Water and Sewer	11/23/2016	00006391	66.42-
Tab Products CO LLC	11/23/2016	00006393	61.56-
			127.98-

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00824787	2.10118
Account Description	Wells Fargo Savings (USD)	
Period Ending	11/30/2016	

Balance per Bank Statement	4,862,194.56
Add Pending Deposits	.00
Less Outstanding Checks	.00
	4,862,194.56
Balance per General Ledger	4,862,194.56
Variance	.00

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	00059200	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2016	

Balance per Bank Statement	631.32
Add Pending Deposits	.00
Less Outstanding Checks	.00
	631.32
Balance per General Ledger	631.32
Variance	.00

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2016	

Balance per Bank Statement	882.08
Add Pending Deposits	.00
Less Outstanding Checks	.00
	882.08
Balance per General Ledger	882.08
Variance	.00

Midway Gold Corp / Mine Services LLC

Reconciliation Summary		
Account Number	00537122	11.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2016	

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	00544250	14.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	00544498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	00544746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2016	

Balance per Bank Statement	26,515.90
Add Pending Deposits	.00
Less Outstanding Checks	.00
	26,515.90
Balance per General Ledger	26,515.90
Variance	.00

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary		
Account Number	00544994	17.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary		
Account Number	00545242	18.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00545490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2016	

Balance per Bank Statement	.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	00545738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2016	

Balance per Bank Statement	2,648.99
Add Pending Deposits	.00
Less Outstanding Checks	.00
	2,648.99
Balance per General Ledger	2,648.99
Variance	.00

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	00807893	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	11/30/2016	

Balance per Bank Statement	37,142.76
Add Pending Deposits	.00
Less Outstanding Checks	16,981.51-
	20,161.25
Balance per General Ledger	20,161.25
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Ernst & Young, Inc	11/11/2016	00000953	15,479.64-
Computershare	11/18/2016	00000954	1,015.22-
DLA Piper LLP	11/23/2016	00000955	486.65-
			16,981.51-